Exhibit 99.2

Employers Holdings, Inc.
First Quarter 2019
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Return on Equity

5	Combined Ratios

6	Roll-forward of Unpaid Losses and LAE

7	Consolidated Investment Portfolio

8	Book Value Per Share

9	Earnings Per Share

10	Non-GAAP Financial Measures

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended
	March 31,
	2019	2018	% change
Selected financial highlights:
Gross premiums written	$210.0	$211.6	(1)%
Net premiums written	208.7	210.1	(1)
Net premiums earned	174.8	176.6	(1)
Net investment income	21.8	19.4	12
Underwriting income(1)	16.7	18.3	(9)
Net income before impact of the LPT(1)	49.3	23.0	114
Adjusted net income(1)	30.9	29.3	5
Net income	51.8	25.6	102
Comprehensive income (loss)	89.1	(9.8)	n/m
Total assets	3,973.1	3,847.9	3
Stockholders' equity	1,071.7	930.3	15
Stockholders' equity including the Deferred Gain(2)	1,218.8	1,091.3	12
Adjusted stockholders' equity(2)	1,195.2	1,093.3	9
Annualized adjusted return on stockholders' equity(3)	10.4%	11.2%	(7)%
Amounts per share:
Cash dividends declared per share	$0.22	$0.20	10%
Earnings per diluted share(4)	1.57	0.77	104
Earnings per diluted share before impact of the LPT(4)	1.50	0.69	117
Adjusted earnings per diluted share(4)	0.94	0.88	7
Book value per share(2)	33.22	28.40	17
Book value per share including the Deferred Gain(2)	37.78	33.32	13
Adjusted book value per share(2)	37.04	33.38	11
Combined ratio before impact of the LPT:(5)
Loss and loss adjustment expense ratio:
Current year	64.8%	62.5%
Prior year	(12.7)	(7.0)
Loss and loss adjustment expense ratio	52.1%	55.5%
Commission expense ratio	12.6	13.4
Underwriting and other operating expenses ratio	27.1	22.2
Combined ratio before impact of the LPT	91.9%	91.1%

(1) See Page 3 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 4 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 9 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(5) See Page 5 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	March 31, 2019	December 31, 2018
ASSETS
Investments, cash and cash equivalents	$2,852.2	$2,829.7
Accrued investment income	18.2	18.0
Premiums receivable, net	352.7	333.1
Reinsurance recoverable on paid and unpaid losses and LAE	505.4	511.1
Deferred policy acquisition costs	52.5	48.2
Deferred income taxes, net	12.9	26.9
Contingent commission receivable—LPT Agreement	32.0	32.0
Other assets	147.2	120.2
Total assets	$3,973.1	$3,919.2

LIABILITIES
Unpaid losses and LAE	$2,189.3	$2,207.9
Unearned premiums	368.9	336.3
Commissions and premium taxes payable	53.8	57.3
Deferred Gain	147.1	149.6
Notes payable	20.0	20.0
Other liabilities	122.3	129.9
Total liabilities	$2,901.4	$2,901.0

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$388.7	$389.4
Retained earnings	1,075.1	1,030.7
Accumulated other comprehensive income (loss), net	23.6	(13.7)
Treasury stock, at cost	(415.7)	(388.2)
Total stockholders’ equity	1,071.7	1,018.2
Total liabilities and stockholders’ equity	$3,973.1	$3,919.2

Stockholders' equity including the Deferred Gain (1)	$1,218.8	$1,167.8
Adjusted stockholders' equity (1)	1,195.2	1,181.5
Book value per share (1)	$33.22	$31.08
Book value per share including the Deferred Gain(1)	37.78	35.64
Adjusted book value per share (1)	37.04	36.06

(1) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended
	March 31,
	2019	2018
Underwriting revenues:
Gross premiums written	$210.0	$211.6
Premiums ceded	(1.3)	(1.5)
Net premiums written	208.7	210.1
Net premiums earned	174.8	176.6
Underwriting expenses:
Losses and LAE incurred	(88.6)	(95.4)
Commission expense	(22.0)	(23.7)
Underwriting and other operating expenses	(47.5)	(39.2)
Underwriting income	16.7	18.3
Net investment income	21.8	19.4
Net realized and unrealized gains (losses) on investments(1)	23.3	(8.0)
Other income	0.4	—
Interest and financing expenses	(0.4)	(0.3)
Income tax expense	(10.0)	(3.8)
Net income	51.8	25.6
Unrealized AFS investment gains (losses) arising during the period, net of tax(2)	37.8	(35.8)
Reclassification adjustment for realized AFS investment (gains) losses in net income, net of tax(2)	(0.5)	0.4
Comprehensive income (loss)	$89.1	$(9.8)
Net Income	$51.8	$25.6
Amortization of the Deferred Gain - losses	(2.0)	(2.1)
Amortization of the Deferred Gain - contingent commission	(0.5)	(0.5)
Net income before impact of the LPT Agreement (3)	49.3	23.0
Net realized and unrealized (gains) losses on investments	(23.3)	8.0
Income tax expense (benefit) related to items excluded from Net income	4.9	(1.7)
Adjusted net income (3)	$30.9	$29.3

(1) Includes $21.2 million of unrealized gains on equity securities and $12.9 million of unrealized losses on equity securities for the three months ended March 31, 2019 and 2018, respectively.
(2) AFS = Available for Sale securities.
(3) See Page 10 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended
		March 31,
		2019	2018

Net income	A	$51.8	$25.6
Impact of the LPT Agreement		(2.5)	(2.6)
Net realized and unrealized (gains) losses on investments		(23.3)	8.0
Amortization of intangibles		—	—
Income tax expense (benefit) related to items excluded from Net income		4.9	(1.7)
Adjusted net income (1)	B	30.9	29.3

Stockholders' equity - end of period		$1,071.7	$930.3

Stockholders' equity - beginning of period		1,018.2	947.7

Average stockholders' equity	C	1,045.0	939.0

Stockholders' equity - end of period		$1,071.7	$930.3
Deferred Gain - end of period		147.1	161.0
Accumulated other comprehensive loss (income) - end of period		(29.9)	2.5
Income taxes related to accumulated other comprehensive gains and losses - end of period		6.3	(0.5)
Adjusted stockholders' equity - end of period		1,195.2	1,093.3
Adjusted stockholders' equity - beginning of period		1,181.5	1,003.9
Average adjusted stockholders' equity (1)	D	1,188.4	1,048.6

Return on stockholders' equity	A / C	5.0%	2.7%
Annualized return on stockholders' equity		19.8	10.9

Adjusted return on stockholders' equity (1)	B / D	2.6%	2.8%
Annualized adjusted return on stockholders' equity (1)		10.4	11.2

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Combined Ratios (unaudited)
$ in millions

		Three Months Ended
		March 31,
		2019	2018
Net premiums earned	A	$174.8	$176.6
Losses and LAE incurred	B	88.6	95.4
Amortization of the Deferred Gain - losses		2.0	2.1
Amortization of the Deferred Gain - contingent commission		0.5	0.5
Losses and LAE before impact of the LPT (1)	C	91.1	98.0
Prior accident year favorable loss reserve development		(22.2)	(12.4)
Losses and LAE before impact of the LPT - current accident year	D	$113.3	$110.4
Commission expense	E	$22.0	$23.7
Underwriting and other operating expenses	F	47.5	39.2
Combined ratio:
Loss and LAE ratio	B/A	50.7%	54.0%
Commission expense ratio	E/A	12.6	13.4
Underwriting and other operating expenses ratio	F/A	27.1	22.2
Combined ratio		90.4%	89.6%
Combined ratio before impact of the LPT: (1)
Loss and LAE ratio before impact of the LPT	C/A	52.1%	55.5%
Commission expense ratio	E/A	12.6	13.4
Underwriting and other operating expenses ratio	F/A	27.1	22.2
Combined ratio before impact of the LPT		91.9%	91.1%
Combined ratio before impact of the LPT: current accident year (1)
Loss and LAE ratio before impact of the LPT	D/A	64.8%	62.5%
Commission expense ratio	E/A	12.6	13.4
Underwriting and other operating expenses ratio	F/A	27.1	22.2
Combined ratio before impact of the LPT: current accident year		104.6%	98.1%

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended
	March 31,
	2019	2018

Unpaid losses and LAE at beginning of period	$2,207.9	$2,266.1
Reinsurance recoverable on unpaid losses and LAE	504.4	537.0
Net unpaid losses and LAE at beginning of period	1,703.5	1,729.1
Losses and LAE incurred:
Current year losses	113.3	110.4
Prior year losses on voluntary business	(22.0)	(12.0)
Prior year losses on involuntary business	(0.2)	(0.4)
Total losses incurred	91.1	98.0
Losses and LAE paid:
Current year losses	7.4	5.9
Prior year losses	96.6	94.2
Total paid losses	104.0	100.1
Net unpaid losses and LAE at end of period	1,690.6	1,727.0
Reinsurance recoverable on unpaid losses and LAE	498.7	531.1
Unpaid losses and LAE at end of period	$2,189.3	$2,258.1
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, which totaled $2.5 million and $2.6 million for the three months ended March 31, 2019 and 2018, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	March 31, 2019				December 31, 2018
Investment Positions:	Cost or Amortized Cost	Net Unrealized (Loss) Gain	Fair Value	%	Fair Value	%
Fixed maturities	$2,491.1	$29.9	$2,521.0	88%	$2,496.4	88%
Equity securities	147.2	89.2	236.4	8	206.3	7
Short-term investments	—	—	—	—	25.0	1
Cash and cash equivalents	92.3	—	92.3	3	101.4	4
Restricted cash and cash equivalents	2.5	—	2.5	—	0.6	—
Total investments and cash	$2,733.1	$119.1	$2,852.2	100%	$2,829.7	100%

Breakout of Fixed Maturities:
U.S. Treasuries and Agencies	$117.3	$0.6	$117.9	5%	$117.8	5%
States and Municipalities	497.7	21.8	519.5	21	528.0	21
Corporate Securities	1,075.3	10.7	1,086.0	43	1,090.4	44
Mortgage-Backed Securities	563.5	(2.2)	561.3	22	545.8	22
Asset-Backed Securities	60.7	0.2	60.9	2	64.5	3
Bank Loans	176.6	(1.2)	175.4	7	149.9	6
Total fixed maturities	$2,491.1	$29.9	$2,521.0	100%	$2,496.4	100%

Weighted average book yield	3.4%	3.4%
Average credit quality (S&P)	AA-	AA-
Duration	3.9	4.1

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		March 31, 2019	December 31, 2018	March 31, 2018	December 31, 2017
Numerators:
Stockholders' equity	A	$1,071.7	$1,018.2	$930.3	$947.7
Plus: Deferred Gain		147.1	149.6	161.0	163.6
Stockholders' equity including the Deferred Gain (1)	B	1,218.8	1,167.8	1,091.3	1,111.3
Accumulated other comprehensive (income) loss		(29.9)	17.3	2.5	(136.0)
Income taxes related to accumulated other comprehensive gains and losses		6.3	(3.6)	(0.5)	28.6
Adjusted stockholders' equity (1)	C	$1,195.2	$1,181.5	$1,093.3	$1,003.9

Denominator (shares outstanding)	D	32,263,810	32,765,792	32,752,139	32,597,819

Book value per share (1)	A / D	$33.22	$31.08	$28.40	$29.07
Book value per share including the Deferred Gain(1)	B / D	37.78	35.64	33.32	34.09
Adjusted book value per share (1)	C / D	37.04	36.06	33.38	30.80

YTD Change in: (2)
Book value per share		7.6%		(1.6)%
Book value per share including the Deferred Gain		6.6		(1.7)
Adjusted book value per share		3.3		9.0

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change in book value per share after taking into account dividends declared of $0.22 and $0.20 for the three months ended March 31, 2019 and 2018, respectively.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended
		March 31,
		2019	2018
Numerators:
Net income	A	$51.8	$25.6
Impact of the LPT Agreement		(2.5)	(2.6)
Net income before impact of the LPT (1)	B	49.3	23.0
Net realized and unrealized (gains) losses on investments		(23.3)	8.0
Income tax expense (benefit) related to items excluded from Net income		4.9	(1.7)
Adjusted net income (1)	C	$30.9	$29.3

Denominators:
Average common shares outstanding (basic)	D	32,442,287	32,830,481
Average common shares outstanding (diluted)	E	32,954,079	33,320,420

Earnings per share:
Basic	A / D	$1.60	$0.78
Diluted	A / E	1.57	0.77

Earnings per share before impact of the LPT: (1)
Basic	B / D	$1.52	$0.70
Diluted	B / E	1.50	0.69

Adjusted earnings per share: (1)
Basic	C / D	$0.95	$0.89
Diluted	C / E	0.94	0.88

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

Glossary of Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in any significant ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 4 for calculations) is net income excluding the effects of the LPT Agreement, net realized and unrealized gains (losses) on investments (net of tax), and amortization of intangible assets (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends. The Company previously referred to Adjusted net income as Operating income.
Stockholders' equity including the Deferred Gain is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 8 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's operating return on equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 4 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 8 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties. The Company previously referred to Book value per share as GAAP book value per share, and Book value per share including Deferred Gain as Book value per share.
Net income, Combined ratio, and Combined ratio before impact of the LPT (see Pages 3 and 5 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.